EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 11, 1996, included in K-Tel International, Inc.'s Form 10-K for the year ended June 30, 1996 and to all references to our Firm included in this registration statement.



                                              /s/ Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
  June 6, 1997